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                                                                     EXHIBIT 4.1


VS                           [VIASOURCE LOGO OMMITTED]


INCORPORATED UNDER THE LAWS                                  CUSIP 92553W 10 7
OF THE STATE OF NEW JERSEY                                   SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS IS TO CERTIFY THAT


IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, NO PAR VALUE, OF

                         VIASOURCE COMMUNICATIONS, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED

FIRST UNION NATIONAL BANK                                         TRANSFER AGENT
(Charlotte, N.C.)                                                 AND REGISTRAR



                                                         BY AUTHORIZED SIGNATURE



/s/ Douglas J. Betlach                     /s/ Craig R. Russey
-------------------------------------      -------------------------------------
CHIEF FINANCIAL OFFICER AND SECRETARY      PRESIDENT AND CHIEF EXECUTIVE OFFICER


                                 [SEAL OMMITTED]
                         VIASOURCE COMMUNICATIONS, INC.
                               INCORPORATED 1989
                                   NEW JERSEY


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                         VIASOURCE COMMUNICATIONS, INC.

         The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class and series the Corporation is authorized to issue and of the authority of the board to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of each class or series. Such request may be made to the Corporation or the Transfer Agent.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                              UNIF GIFT MIN ACT-_________Custodian_____________
     TEN ENT - as tenants by the entireties                                          (Cust)               (Minor)
     JT TEN  - as joint tenants with right of
               surviorship and not as tenants                                      under Uniform Gifts to Minors
               in common                                                           Act__________________
                                                                                            (State)


     Additional abbreviations may also be used though not in the above list.


         For value received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ---------------------


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NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
         WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


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THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.